QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 31.5

CERTIFICATION PURSUANT TO EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a)

I, John C. Popeo, certify that:

  1.
  I have reviewed this Annual Report on Form 10-K/A of CommonWealth REIT;

  2.
  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 30, 2014	/s/ JOHN C. POPEO John C. Popeo Treasurer and Chief Financial Officer

QuickLinks

  EXHIBIT 31.5
CERTIFICATION PURSUANT TO EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a)